UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 2, 2014

Dana Holding Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-1063	26-1531856
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3939 Technology Drive, Maumee, Ohio 43537

(Address of principal executive offices) (Zip Code)

(419) 887-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On December 2, 2014, Dana Holding Corporation (“Dana”) announced that it has extended the early tender time of its previously announced tender offer to purchase for cash up to $360,000,000 aggregate principal amount of its outstanding 6.500% Notes due 2019 from 12:00 midnight, New York City time, at the end of Monday, December 1, 2014, to 5:00 p.m., New York City time, on Tuesday, December 2, 2014.

Dana issued a press release in connection with the extension of the early tender time, a copy of which is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is furnished with this report.

Exhibit No.	Description

99.1	Dana Holding Corporation Press Release dated December 2, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DANA HOLDING CORPORATION

Date: December 2, 2014	By:	/s/ Marc S. Levin
	Name:	Marc S. Levin
	Title:	Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description

99.1	Dana Holding Corporation Press Release dated December 2, 2014